EXHIBIT 10.4

                      AMENDMENT ONE TO MARKETING AGREEMENT

This document is Amendment One to the Marketing Agreement made and entered into effective November 15, 2002 (the "Agreement"), by and between American National Insurance Company ("American National"), an insurance company organized under the laws of the state of Texas, and Legacy Marketing Group ("LMG"), a California corporation.

WHEREAS, the parties have agreed to cease the bonus arrangement.

In consideration of the mutual covenants contained herein, the parties agree as follows:


         Effective July 1, 2003, the bonus arrangements calculated in Exhibit D shall be deleted entirely with respect to all premium, and no bonus hereafter shall be paid beginning with the bonus that would have been payable for the third quarter of 2003.

Except as specifically amended hereby, all terms and provisions of the Marketing Agreement shall remain in full force and effect.

IN WITNESS HEREOF, the parties hereto have executed this Agreement.



LEGACY MARKETING GROUP


By:  /s/ R. Preston Pitts
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Title: President
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Date: September 7, 2003
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AMERICAN NATIONAL INSURANCE COMPANY


By: /s/ Kelly Wainscott
   -------------------------------------
Title: Vice President, Alternative Distribution
      -----------------------------------------

Date: August 28, 2003
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